--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                           Emerging Markets Stock Fund
--------------------------------------------------------------------------------
                                October 31, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
EMERGING MARKETS STOCK FUND
---------------------------
* Emerging market stocks continued to rally and posted solid results for the fund's fiscal year.
* The fund's six-month return of 12.03% far surpassed the benchmarks, while its 40.08% 12-month return was strong in absolute terms and mixed versus the competition.
* Fund results benefited from stock selection, an underweighting in the slu ggish Latin American markets, and heavy exposure to the powerful Indian market.
*    The fund remained diversified across a broad spectrum of industries.
* We are optimistic about prospects for 2000 because of broadening global economic and corporate earnings growth.

UPDATES AVAILABLE
-----------------
     For updates on each fund following the end of every calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
--------------------------------------------------------------------------------
     Emerging markets continued to rally during the six months ended October 31, 1999, and recorded outstanding gains for the full year as the global economic environment improved substantially. Stronger GDP numbers out of Japan and Germany helped considerably. Commodity prices rose following the rally in oil, erasing worries about global deflation, and current account deficits turned to surpluses throughout many emerging economies.

================================================================================

    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 10/31/99        6 Months     12 Months
    ----------------------        --------     ---------

    Emerging Markets Stock Fund    12.03%        40.08%
    MSCI Emerging Markets
    Free Index                      7.23         44.63
    Lipper Emerging Markets
    Funds Average                   6.87         35.76

================================================================================

     For the six months ended October 31, your fund posted a return of 12.03%, comfortably ahead of the MSCI Emerging Markets Free Index's 7.23% and the Lipper Emerging Markets Funds Average of 6.87%. For the fiscal year, results were strong but mixed versus the benchmarks -- surpassing the Lipper average but lagging the index. A combination of market allocation and stock selection was responsible for the favorable six-month result. At the country level, the portfolio benefited from an underweighting in the relatively dull Latin American markets, and an overweighting in India in particular, which performed strongly. Regarding stock selection, our focus on technology and telecom shares worked well, since these sectors advanced powerfully as they did in the developed markets. PC demand remained strong, benefiting our holdings in South Korea, Taiwan, India, and Israel, while the growing use of mobile phones exceeded expectations.
================================================================================
THE SECTOR FACTOR IN INTERNATIONAL INVESTING
--------------------------------------------

     Computer chips made in Ireland. Hollywood animation--from India. Internet venture capitalists from Japan. Companies today have growth opportunities, labor pools, competitive threats, acquisition targets, and potential suitors all over the world.

     International investing is no longer just a matter of having local expertise in global markets. Today's investor needs to be aware of global industry trends in addition to local realities. For the past 20 years, T. Rowe Price and its international investing arm, Rowe Price-Fleming International, have participated in the evolution of this new global marketplace and have evolved with it. Rowe Price-Fleming's international sector team works in concert with our regional portfolio managers, looking at cross-border trends that can create opportunities and risks in industries such as technology, pharmaceuticals, and financial services.

     Nowhere is this global sector imperative more evident than in telecommunications. Telecom firms need global scale to compete, and their fortunes are no longer exclusively tied to local or even regional factors. Hence Deutsche Telekom's unsuccessful bid for Telecom Italia, and the bid by Germany's Mannesmann for U.K. wireless phone company Orange.

     The chart below shows that global sector factors are growing increasingly important to the direction of stock prices. In the case of Telecom Italia, the chart shows that the correlation of its stock price to the global telecom sector (blue bar) rose significantly in 1997-98. (Data from the two years is averaged together.) The gray bar shows that during this period the stock's correlation to the Italian market declined. The examples of ING Groep and Societe Generale show that while their stock prices became modestly more correlated to their local markets, they became even more correlated to other global financial concerns.

     "We have sharpened our understanding of global trends that drive stock prices in the longer term, because we've got to be totally on top of the competitive forces affecting returns at different companies," said John Ford, chief investment officer at Rowe Price-Fleming. "For example, what is the relative attractiveness of a Denso in Japan compared with another auto components company such as Valeo in France? We've got to be aware of cross-border valuations and industry trends." Of course, local factors still dominate the outlook for some companies. The task for the informed international investor is to appreciate both the global and the local influences. Rowe Price-Fleming International, with its experienced team of investment professionals worldwide, is as well positioned as ever to find the best investment opportunities for you.

Influence of Globalaztion on Stocks Chart is shown here.
================================================================================

================================================================================

    MARKET PERFORMANCE
    ------------------
    (In U.S. Dollar Terms)
    Periods Ended 10/31/99      6 Months    12 Months
    ----------------------      --------    ---------
    Argentina                     -5.95%     20.31%
    Brazil                        -3.34      14.50
    Chile                         -6.87      22.23
    China (Free)                  12.76      18.28
    Israel (Nondomestic)          -1.87      14.53
    Malaysia (Free)               35.53     189.92
    Mexico                        -3.86      38.47
    Poland                        -7.67       7.37
    South Africa                   4.08      15.70
    Thailand                     -12.76      27.98

    Source: RIMES Online, using MSCI indices.

================================================================================

     At the end of October, 43% of portfolio assets were invested in Asia (up from 34% at the end of April). A good percentage of this amount was in India where we continued to find many well-managed software and technology companies with high returns on equity and strong comparative advantages against their competitors in the West. Latin America represented 22% of assets, down from 30% in April, but the sharp decline was largely a result of our accepting a cash offer from the Spanish company Repsol for our significant holding in oil major YPF Sociedad Anonima in Argentina. In Emerging Europe, where we had a 16% allocation (down from 17%), we boosted our exposure to Turkey since the election of a majority coalition government led to optimism about curing the twin curses of hyperinflation and high fiscal deficits. We cut back significantly on our holdings in Greece after investors pushed stocks to excessive valuation levels compared with their Eastern European counterparts. We increased the fund's exposure to the Middle East and South Africa, as the latter's economy is finally recovering from a deep recession and stock valuations are at multiyear lows.

================================================================================
MARKET REVIEW
--------------------------------------------------------------------------------
Asia
----
     Asia started the period strongly, but many markets faded during the past three months with some notable exceptions, including INDIA and Malaysia. In general, economies continued to recover far faster than expected, interest rates declined, and liquidity became ever more abundant as trade balances moved sharply into surplus. News on structural reforms was also positive, with South Korea allowing greater foreign involvement in corporate restructuring and Thailand taking steps to recapitalize its weak banking system. SAMSUNG ELECTRONICS in SOUTH KOREA was the portfolio's single largest holding at 3.8% of assets, and KOREA TELECOM was another large position at 1.4%. In THAILAND, poor demand for a new rights offering from Thai Farmers Bank cast a pall on many Asian financial stocks during the past six months.

     However, Indian stocks powered ahead, sparked by the results of the general elections, which resulted in optimism about the rapid implementation of market-friendly measures. Our technology and pharmaceutical stocks performed particularly well, and not even the news of the military coup in neighboring Pakistan slowed the advance. Major fund positions in the Indian market include ZEE TELEFILMS and INDUSTRIAL CREDIT & INVESTMENT OF INDIA. In TAIWAN, GDP growth accelerated to 4.3%. Despite a severe earthquake near Taipei, damage to key technology industries was minimal. We continue to favor this market, given the large number of firms earning returns on capital well in excess of cost and benefiting from the trend toward outsourcing in the personal computer industry. TAIWAN SEMICONDUCTOR MANUFACTURING and HON HAI PRECISION were two of our top holdings there.

     Our weightings in Thailand, INDONESIA, and the PHILIPPINES have remained low because of continuing trouble in the financial sectors and the highly leveraged balance sheets that characterize many companies in these countries.

Latin America
-------------

     [Pie chart shown here; Latin America 22%, Asia 29%, Europe 12%, Africa and Middle East 31%, Other and Reserves 6%]

     Latin America was the most disappointing region over the past six months, with most markets down from 3% to 7% in U.S. dollar terms. After the strong rally in BRAZIL following the January devaluation of the real, confidence faded amid signs of backsliding on much needed fiscal retrenchment. The government remains committed to spending cuts, but some of its recent moves to reduce social security expenditures were deemed unconstitutional in court. Cardoso's low standing in the polls is also restricting his options, and gridlock in these critical areas has sent the real sliding back to its low point of the year, around two to the dollar. Brazilian stock prices remain very low, but until real interest rates can fall from their punitive 15% level, the stock market is unlikely to rally. Our primary holding in this key regional market is TELECOMUNICACOES BRASILEIRAS (TELEBRAS).

     In contrast, the MEXICAN economy is in far better shape, benefiting from Mexico's close trade ties with the U.S. Mexican GDP grew by 2.8% in the June quarter, and exports continue to post double-digit gains. Despite this good news, we remain underweighted in Mexican shares as valuations look full, particularly in the retail and beverage sectors. Our largest position in Mexico remains TELEFONOS DE MEXICO (TELMEX), which at 3.6% of portfolio assets is just ahead of Telebras at 2.7%. As mentioned, we accepted an attractive offer for our shares of YPF SOCIEDAD ANONIMA in ARGENTINA, which had represented about 3% of portfolio assets at the end of April.

Europe
------

================================================================================

    INDUSTRY DIVERSIFICATION
    ------------------------
                                Percent of    Net Assets
                                   4/30/99      10/31/99
                                   -------      --------
    Services                         37.7%       36.8%
    Finance                          17.0        17.6
    Consumer Goods                   20.9        17.2
    Capital Equipment                 9.6        15.0
    Energy                           11.2         5.2
    Materials                         2.0         3.1
    Multi-industry                     -          1.3
    All Other                         0.1         0.5
    Reserves                          1.5         3.3

    Total                           100.0%      100.0%

================================================================================

     In Emerging Europe, the most significant action occurred in the Mediterranean markets of TURKEY and GREECE, where stocks posted substantial gains. The Greek market moved into "bubble" territory as investors drove stock valuations to extraordinary heights, fueled mostly by falling interest rates in anticipation of Greece's entry into the European Monetary Union. In Turkey, the market pushed higher as parliamentary elections produced the first majority government in many years, which quickly established a reformist agenda and passed a new social security law to try to limit the size of the fiscal deficit. An agreement with the IMF in November that could begin to attack the country's nearly 100% inflation rate seems possible. YAPI KREDI BANKASI, HURRIYET GAZETTE, and HACI OMER SABANCI are our largest positions in this market and among the fund's top 25 holdings.

     Elsewhere in the region, the markets were rather more subdued. The big picture improved for many of these economies as growth picked up in Western Europe, which buys most of their exports. However, trade deficits remained a concern in HUNGARY and POLAND. We maintain substantial positions in MATAV in Hungary and ELEKTRIM in Poland and are optimistic about the potential for these stocks. The RUSSIAN market continued to be volatile. While resurgent oil prices helped the trade balance, political uncertainty is high with parliamentary elections coming at the end of the year. The conflict in Chechnya is also a source of great concern.

Africa and Middle East
----------------------

     Stock markets in the Middle East were relatively unexciting overall, but some of our telecom and technology stocks performed well, notably EGYPT MOBILE PHONE, which has rallied over fourfold this year. The stock was a major portfolio holding, accounting for 2.4% of assets at the end of our fiscal year. SOUTH AFRICAN stocks rose 4% during the past six months and nearly 16% for the year, as signs of economic improvement grew visible. Retail sales finally turned positive, and the recent rise in the price of gold should also help the economy, which appears to be undergoing a cyclical upswing. ABSA GROUP and SANLAM in this market were among our largest portfolio holdings. ISRAEL is another important market in the region, where we maintained several significant holdings. ORBOTECH and TEVA PHARMACEUTICAL INDUSTRIES were our primary Israeli positions and were also among the portfolio's largest holdings.

================================================================================
OUTLOOK
--------------------------------------------------------------------------------

     Global growth is broadening, commodity prices are firmer, stock valuations are generally low, and the difference between emerging market bond yields and U.S. Treasury bond yields is above average -- increasing the appeal of emerging market securities. While several emerging stock markets may take a breather near year-end, we maintain a positive outlook for their prospects in 2000. We are encouraged that, despite the strong performance of many of these markets during the past 12 months, stock valuations are still not excessive by historical standards, and earnings growth should continue to recover briskly during the year ahead.

Respectfully submitted,

/s/

Martin G. Wade
President
November 19, 1999

================================================================================

T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------
    PORTFOLIO HIGHLIGHTS
    --------------------
    TWENTY-FIVE LARGEST HOLDINGS
    ----------------------------
                                                                     Percent of
                                                                     Net Assets
                                                                      10/31/99
                                                                      --------
  TWENTY-FIVE LARGEST HOLDINGS
                                                                    Percent of
                                                                    Net Assets
                                                                      10/31/99
------------------------------------------------------------------------------
  Samsung Electronics, South Korea                                        3.8%
------------------------------------------------------------------------------
  Telefonos de Mexico (Telmex), Mexico                                    3.6
------------------------------------------------------------------------------
  Telecomunicacoes Brasileiras (Telebras), Brazil                         2.7
------------------------------------------------------------------------------
  Zee Telefilms, India                                                    2.5
------------------------------------------------------------------------------
  Egypt Mobile Phone, Egypt                                               2.4
------------------------------------------------------------------------------

  China Telecom, China                                                    2.4
------------------------------------------------------------------------------
  Taiwan Semiconductor Manufacturing, Taiwan                              2.4
------------------------------------------------------------------------------
  Korea Telecom, South Korea                                              1.9
------------------------------------------------------------------------------
  Matav, Hungary                                                          1.8
------------------------------------------------------------------------------
  Hon Hai Precision, Taiwan                                               1.6
------------------------------------------------------------------------------

  Orbotech, Israel                                                        1.6
------------------------------------------------------------------------------
  Yapi Kredi Bankasi, Turkey                                              1.5
------------------------------------------------------------------------------
  Teva Pharmaceutical Industries, Israel                                  1.5
------------------------------------------------------------------------------
  United Micro Electric, Taiwan                                           1.3
------------------------------------------------------------------------------
  Industrial Credit & Investment Corp. of India, India                    1.2
------------------------------------------------------------------------------

  Cipla, India                                                            1.2
------------------------------------------------------------------------------
  Elektrim, Poland                                                        1.2
------------------------------------------------------------------------------
  ABSA Group, South Africa                                                1.2
------------------------------------------------------------------------------
  Ranbaxy Laboratories, India                                             1.2
------------------------------------------------------------------------------
  OTPBank, Hungary                                                        1.1
------------------------------------------------------------------------------

  Hurriyet Gazette, Turkey                                                1.1
------------------------------------------------------------------------------
  Haci Omer Sabanci, Turkey                                               1.0
------------------------------------------------------------------------------
  Mahanagar Telephone, India                                              1.0
------------------------------------------------------------------------------
  Sanlam, South Africa                                                    1.0
------------------------------------------------------------------------------
  Ceske Radiokomunikace, Czech Republic                                   1.0
------------------------------------------------------------------------------
  Total                                                                  43.2%

  Note: Table excludes reserves.

================================================================================
T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------
    PERFORMANCE COMPARISON
    ----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[SEC chart shown here]

    AVERAGE ANNUAL COMPOUND TOTAL RETURN
    ------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                           Since     Inception
Periods Ended 10/31/99              1 Year   3 Years   Inception          Date
----------------------              ------   -------   ---------          ----
Emerging Markets Stock Fund         40.08%     0.06%       3.33%       3/31/95

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------
For a share outstanding throughout each period

Financial Highlights
--------------------
                                Year                                  3/31/95
                               Ended                                  Through
                            10/31/99   10/31/98  10/31/97  10/31/96  10/31/95
                            --------   --------  --------  --------  --------
NET ASSET VALUE
Beginning of period         $   7.95 $   11.08  $  11.59  $   10.48 $   10.00
--------------------------------------------------------------------------------
Investment activities
 Net investment income         (0.01)     0.05*     0.02*      0.02*     0.02*
 Net realized and
 unrealized gain (loss)         3.18     (3.06)    (0.23)      1.08      0.44
--------------------------------------------------------------------------------
 Total from
 investment activities          3.17     (3.01)    (0.21)      1.10      0.46
--------------------------------------------------------------------------------
Distributions
 Net investment income         (0.04)      -       (0.04)     (0.01)       -
 Net realized gain                -      (0.15)    (0.30)        -         -
--------------------------------------------------------------------------------
 Total distributions           (0.04)    (0.15)    (0.34)     (0.01)       -
--------------------------------------------------------------------------------
Redemption fees added
to paid-in-capital                -       0.03      0.04       0.02      0.02
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period               $  11.08 $    7.95  $  11.08  $   11.59 $   10.48

Ratios/Supplemental Data
Total return**                 40.08%*  (27.31)%*  (1.60)%*   10.69%*    4.80%*

--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets              1.75%*    1.75%*    1.75%*     1.75%*    1.75%+*
--------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                     (0.14)%*   0.46%*    0.21%*    0.44%*     0.54%+*
--------------------------------------------------------------------------------
Portfolio turnover rate         59.0%    54.5%     84.3%      41.7%      28.8%+
--------------------------------------------------------------------------------
Net assets, end of period
(in thousands)              $ 108,418  $  69,752  $119,285  $ 67,896  $ 14,399
-------------------------------------------------------------------------------
** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
* Excludes expenses in excess of a 1.75% voluntary expense limitation in effect through 10/31/99.
+    Annualized

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------                      October 31, 1999
    PORTFOLIO OF INVESTMENTS
    ------------------------
                                                         Shares      Value
                                                            In thousands
ARGENTINA  1.8%
Common Stocks  1.8%
Banco Frances del Rio de la Plata ADR (USD)               16,060  $     351
----------------------------------------------------------------------------
Banco Rio de la Plata (Class B) ADR (USD)                 32,630        420
----------------------------------------------------------------------------
Perez Companc (Class B)                                   65,982        397
----------------------------------------------------------------------------
Telecom Argentina (Class B) ADR (USD)                     15,240        419
----------------------------------------------------------------------------
Telefonica de Argentina (Class B) ADR (USD)               15,860        407
----------------------------------------------------------------------------
Total Argentina (Cost $2,493)                                         1,994
----------------------------------------------------------------------------
BRAZIL==7.6%
Common Stocks  5.0%
Companhia Vale do Rio Doce ADR (USD)                      32,000        637
----------------------------------------------------------------------------
Electricidade de Rio de Janeiro                    1,235,672,000        247

----------------------------------------------------------------------------
Pao de Acucar GDR (USD)                                   41,418        906
----------------------------------------------------------------------------
Tele Centro Sul Participacoes ADR (USD)                    2,302        138
----------------------------------------------------------------------------
Tele Norte Leste Participacoes ADR (USD)                   7,700        130
----------------------------------------------------------------------------
Telecomunicacoes Brasileiras ADR (USD) *                  38,080      2,965
----------------------------------------------------------------------------
Telesp Participacpoes ADR (USD)                            7,379        119
----------------------------------------------------------------------------
Unibanco GDR (USD)                                        12,000        278
----------------------------------------------------------------------------
                                                                      5,420
----------------------------------------------------------------------------
Preferred Stocks  2.6%
Banco Itau                                            13,829,600        793
----------------------------------------------------------------------------
Brahma                                                   675,141        431
----------------------------------------------------------------------------
Cia Energetica Minas Gerais                           35,116,123        500
----------------------------------------------------------------------------
Petrol Brasileiros                                     6,662,000      1,060
----------------------------------------------------------------------------
Telecomunicacoes Brasileiras ADR (USD) *                  39,922          2
----------------------------------------------------------------------------
Telecomunicacoes de Minas Gerais (Class B)                54,464          1
----------------------------------------------------------------------------
Telecomunicacoes do Rio de Janeiro *                   1,287,988         18
----------------------------------------------------------------------------
                                                                      2,805
----------------------------------------------------------------------------
Total Brazil (Cost $11,253)                                           8,225
----------------------------------------------------------------------------
CHILE==1.5%
Common Stocks  1.5%
Banco Santiago ADR (USD)                                   6,500        130
----------------------------------------------------------------------------
Chilectra ADR (144a) (USD)                                24,241        424
----------------------------------------------------------------------------
Compania Cervecerias Unidas ADS (USD)                      7,277        159
----------------------------------------------------------------------------
Compania de Telecomunicaciones de Chile
    (Class A) ADR (USD)                                   13,955 $      233
----------------------------------------------------------------------------
Embotelladora Andina ADR (USD)                            16,358        266
----------------------------------------------------------------------------
Enersis ADS (USD)                                         19,847        446

----------------------------------------------------------------------------
Total Chile (Cost $1,959)                                             1,658
----------------------------------------------------------------------------
CHINA==2.4%
Common Stocks  2.4%
China Telecom (HKD)                                      759,000      2,594
----------------------------------------------------------------------------
Total China (Cost $1,543)                                             2,594
----------------------------------------------------------------------------
CROATIA==0.5%
Common Stocks  0.5%
Pliva D D GDR (USD)                                       52,680        574
----------------------------------------------------------------------------
Total Croatia (Cost $875)                                               574
----------------------------------------------------------------------------
CZECH=REPUBLIC==1.4%
Common Stocks  1.4%
Ceske Radiokomunikace                                     33,228      1,073
----------------------------------------------------------------------------
SPT Telecom                                               31,841        481
----------------------------------------------------------------------------
Total Czech Republic (Cost $1,390)                                    1,554
----------------------------------------------------------------------------
EGYPT==3.8%
Common Stocks  3.8%
Al Ahram Beverage S A E (USD) *                           14,453        426
----------------------------------------------------------------------------
Commercial International Bank (USD) *                     39,270        485
----------------------------------------------------------------------------
Eesti Telekom GDR (USD)                                   34,200        542
----------------------------------------------------------------------------
Egypt Mobile Phone *                                     102,572      2,646
----------------------------------------------------------------------------
Total Egypt (Cost $2,497)                                             4,099
----------------------------------------------------------------------------
GREECE==2.7%
Common Stocks  2.7%
Alpha Credit Bank                                          6,323        484
----------------------------------------------------------------------------
Antenna TV ADR (USD) *                                    53,015        477
----------------------------------------------------------------------------
Hellenic Telecommunication                                49,746      1,054
----------------------------------------------------------------------------
National Bank of Greece                                    8,024        575
----------------------------------------------------------------------------
Stet Hellas Telecommunications ADR (USD) *                15,730  $     338
----------------------------------------------------------------------------
Total Greece (Cost $2,979)                                            2,928
----------------------------------------------------------------------------

HONG=KONG==1.0%
Common Stocks  1.0%
Legend Holdings                                          164,000        176
----------------------------------------------------------------------------
New World China Land                                     618,400        287
----------------------------------------------------------------------------
Yanzhou Coal Mining                                    1,792,000        594
----------------------------------------------------------------------------
Total Hong Kong (Cost $1,417)                                         1,057
----------------------------------------------------------------------------
HUNGARY==3.2%
Common Stocks  2.1%
Fotex                                                    135,301         46
----------------------------------------------------------------------------
Matav                                                    333,333      1,940
----------------------------------------------------------------------------
Richter Gedeon GDS (USD) *                                 4,910        220
----------------------------------------------------------------------------
                                                                      2,206
----------------------------------------------------------------------------
Preferred Stocks  1.1%
OTP Bank                                                  26,969      1,225
----------------------------------------------------------------------------
                                                                      1,225
----------------------------------------------------------------------------
Total Hungary (Cost $3,025)                                           3,431
----------------------------------------------------------------------------
INDIA==13.3%
Common Stocks  13.3%
Britannia Industries                                      51,000        976
----------------------------------------------------------------------------
Cipla                                                     45,000      1,341
----------------------------------------------------------------------------
Global Telephone Systems                                  69,000        852
----------------------------------------------------------------------------
HCL Infosystems                                           38,000        381
----------------------------------------------------------------------------
Hindustan Lever                                           18,400        985
----------------------------------------------------------------------------
Housing Development Finance *                            120,500        733
----------------------------------------------------------------------------
ICICI Limited ADR (USD) *                                  7,428         82
----------------------------------------------------------------------------
Industrial Credit & Investment Corp. of India            738,550      1,344
----------------------------------------------------------------------------
ITC                                                       63,800      1,036
----------------------------------------------------------------------------
Mahanagar Telephone                                      279,000      1,102

----------------------------------------------------------------------------
McDowell                                                 259,000        859
----------------------------------------------------------------------------
Pentafour Software                                        50,000        699
----------------------------------------------------------------------------
Ranbaxy Laboratories                                      62,000      1,251
----------------------------------------------------------------------------
Zee Telefilms                                             26,600  $   2,722
----------------------------------------------------------------------------
Total India (Cost $11,083)                                           14,363
----------------------------------------------------------------------------
ISRAEL==5.2%
Common Stocks  5.2%
ECI Telecom (USD)                                         17,440        508
----------------------------------------------------------------------------
Elbit *                                                   19,082        250
----------------------------------------------------------------------------
Formula Systems *                                         12,130        304
----------------------------------------------------------------------------
Matav Cable System                                        32,640        753
----------------------------------------------------------------------------
Orbotech (USD) *                                          22,007      1,719
----------------------------------------------------------------------------
Partner Communication ADR (USD) *                         33,650        530
----------------------------------------------------------------------------
Teva Pharmaceutical Industries ADR (USD)                  32,890      1,591
----------------------------------------------------------------------------
Total Israel (Cost $4,600)                                            5,655
----------------------------------------------------------------------------
MEXICO==10.2%
Common Stocks  10.2%
Cemex (Represents 2 Class A and 1 Class B shares) *      208,540        944
----------------------------------------------------------------------------
Cifra (Class V) ADR (USD) *                               22,113        348
----------------------------------------------------------------------------
Coca-Cola Femsa (Class L) ADR (USD) *                     25,000        347
----------------------------------------------------------------------------
Femsa UBD
    (Represents 1 Class B and 4 Series D shares)         298,040        967
----------------------------------------------------------------------------
Grupo Financiero Banamex *                               313,000        783
----------------------------------------------------------------------------
Grupo Sanborns *                                          94,200        137
----------------------------------------------------------------------------
Gruma (Class B) *                                         64,888         85
----------------------------------------------------------------------------
Grupo Elektra, Participating Certificates
    (Represents 1 Class L and 2 Class B shares)          706,000        338
----------------------------------------------------------------------------

Grupo Industrial Maseca (Class B)                        311,000        155
----------------------------------------------------------------------------
Grupo Iusacell ADR (USD) *                                42,000        499
----------------------------------------------------------------------------
Grupo Modelo (Class C)                                   252,000        616
----------------------------------------------------------------------------
Grupo Televisa GDR (USD) *                                17,000        723
----------------------------------------------------------------------------
Kimberly-Clark de Mexico (Class A)                       150,000        481
----------------------------------------------------------------------------
Organizacion Soriana                                      70,000        259
----------------------------------------------------------------------------
Panamerican Beverages (Class A) (USD)                     15,822        254
----------------------------------------------------------------------------
Telefonos de Mexico (Class L) ADR (USD)                   45,995      3,933
----------------------------------------------------------------------------
TV Azteca ADR (USD)                                       37,500        152
----------------------------------------------------------------------------
Total Mexico (Cost $9,651)                                           11,021
----------------------------------------------------------------------------
PERU==0.4%
Common Stocks  0.4%
Credicorp (USD)                                           10,560  $     112
----------------------------------------------------------------------------
Telefonica del Peru (Class B) ADR (USD)                   28,160        326
----------------------------------------------------------------------------
Total Peru (Cost $804)                                                  438
----------------------------------------------------------------------------
PHILIPPINES==0.6%
Common Stocks  0.6%
La Tondena Distillers                                    318,000        293
----------------------------------------------------------------------------
San Miguel (Class B)                                     268,070        388
----------------------------------------------------------------------------
Total Philippines (Cost $955)                                           681
----------------------------------------------------------------------------
POLAND==2.6%
Common Stocks  2.6%
Bank Rozwoju Eksportu                                     30,871        841
----------------------------------------------------------------------------
Computerland                                              15,397        205
----------------------------------------------------------------------------
Elektrim                                                 154,685      1,338
----------------------------------------------------------------------------
Softbank                                                  16,415        463
----------------------------------------------------------------------------
Total Poland (Cost $3,484)                                            2,847
---------------------------------------------------------------------------

RUSSIA==1.0%
Common Stocks  1.0%
LUKoil (USD)                                              24,351        193
----------------------------------------------------------------------------
LUKoil ADR (USD)                                          30,350        941
----------------------------------------------------------------------------
Total Russia (Cost $3,208)                                            1,134
----------------------------------------------------------------------------
SOUTH=AFRICA==6.9%
Common Stocks  6.9%
ABSA Group                                               309,200      1,261
----------------------------------------------------------------------------
De Beers Centenary                                        29,600        808
----------------------------------------------------------------------------
JD Group                                                  50,300        319
----------------------------------------------------------------------------
M Cell                                                   555,300      1,062
----------------------------------------------------------------------------
Metropolitan Life                                        467,800        571
----------------------------------------------------------------------------
Rembrandt Group                                           37,000        277
----------------------------------------------------------------------------
Richemont Securities                                      27,800  $     537
----------------------------------------------------------------------------
Sanlam                                                   955,500      1,097
----------------------------------------------------------------------------
South African Breweries ADS (USD) *                       55,491        488
----------------------------------------------------------------------------
Standard Bank Investment                                 308,600      1,055
----------------------------------------------------------------------------
Total South Africa (Cost $7,860)                                      7,475
----------------------------------------------------------------------------
SOUTH=KOREA==11.6%
Common Stocks  11.6%
Hana Bank                                                 54,502        500
----------------------------------------------------------------------------
Housing & Commercial Bank                                 32,000        846
----------------------------------------------------------------------------
Korea Electric Power                                      33,000        966
----------------------------------------------------------------------------
Korea Electric Power ADR (USD)                            40,000        630
----------------------------------------------------------------------------
Korea Telecom                                             22,800      1,534
----------------------------------------------------------------------------
Korea Telecom ADR (USD) *                                 16,000        564
----------------------------------------------------------------------------
Korean Air Lines                                          21,000        275
----------------------------------------------------------------------------

LG Chemicals                                              25,000        756
----------------------------------------------------------------------------
LG Information & Communications                           14,035      1,030
----------------------------------------------------------------------------
Samsung                                                   25,000        396
----------------------------------------------------------------------------
Samsung Electronics                                       24,885      4,149
----------------------------------------------------------------------------
Shinhan Bank                                              47,000        498
----------------------------------------------------------------------------
South Korea Telecom                                          385        444
----------------------------------------------------------------------------
Total South Korea (Cost $7,810)                                      12,588
----------------------------------------------------------------------------
TAIWAN==12.9%
Common Stocks  12.9%
Acer Peripherals *                                       101,000        269
----------------------------------------------------------------------------
Asustek Computer GDR (USD) *                              65,167        920
----------------------------------------------------------------------------
Asustek Computer GDR (144a) (USD)                            127          2
----------------------------------------------------------------------------
Compal Electronics                                       219,892        738
----------------------------------------------------------------------------
D-Link                                                    15,230         25
----------------------------------------------------------------------------
Far East Textile                                         318,774        436
----------------------------------------------------------------------------
Hon Hai Precision Industry *                             210,800      1,442
----------------------------------------------------------------------------
Hon Hai Precision Industry GDR, (144a) (USD) *            19,936        324
----------------------------------------------------------------------------
Mosel Vitelic GDR (USD) *                                 68,000        736
----------------------------------------------------------------------------
Pacific Electric Wire *                                  413,000        199
----------------------------------------------------------------------------
Powerchip semiconductors GDR (USD) *                      59,000        705
----------------------------------------------------------------------------
Powerchip semiconductors *                               237,000        344
----------------------------------------------------------------------------
President Chain Stores                                   273,514        772
----------------------------------------------------------------------------
Ritek GDR (USD) *                                         36,000  $     482
----------------------------------------------------------------------------
Siliconware Precision Industries                         372,590        670
----------------------------------------------------------------------------
Systex *                                                 142,000        450
----------------------------------------------------------------------------

Taiwan Semiconductor Manufacturing *                     579,540      2,576
----------------------------------------------------------------------------
United Micro Electric *                                  553,650      1,440
----------------------------------------------------------------------------
Winbond Electronics *                                    161,000        294
----------------------------------------------------------------------------
Winbond Electronics GDR (144a) (USD) *                    37,400        682
----------------------------------------------------------------------------
Yageo                                                    243,000        261
----------------------------------------------------------------------------
Yageo GDS (USD) *                                         38,000        204
----------------------------------------------------------------------------
Total Taiwan (Cost $9,831)                                           13,971
----------------------------------------------------------------------------
THAILAND==1.5%
Common Stocks  1.5%
Bangkok Bank *                                           291,500        680
----------------------------------------------------------------------------
Telecomasia                                            1,177,000        907
----------------------------------------------------------------------------
Total Thailand (Cost $1,644)                                          1,587
----------------------------------------------------------------------------
TURKEY==4.1%
Common Stocks  4.1%
Akbank                                                32,700,000        510
----------------------------------------------------------------------------
Haci Omer Sabanci                                     37,605,000      1,115
----------------------------------------------------------------------------
Hurriyet Gazete                                      155,921,278      1,184
----------------------------------------------------------------------------
Yapi Kredi Bankasi                                   114,386,200      1,665
----------------------------------------------------------------------------
Total Turkey (Cost $4,272)                                            4,474
----------------------------------------------------------------------------
VENEZUELA==0.5%
Common Stocks  0.5%
Compania Anonima Nacional Telefonos de Venezuela
    (Class D) ADR (USD)                                   18,935        489
----------------------------------------------------------------------------
Total Venezuela (Cost $690)                                             489
----------------------------------------------------------------------------
SHORT-TERMINVESTMENTS==2.5%
Money Market Funds  2.5%
Reserve Investment Fund, 5.51% #                       2,698,092      2,698
----------------------------------------------------------------------------

Total Short-Term Investments (Cost $2,698)                            2,698
----------------------------------------------------------------------------
=Total=Investments=in=Securities
 99.2% of Net Assets (Cost $98,021)               $    107,535

 Other Assets Less Liabilities                             883

 NET ASSETS                                       $    108,418

    *  Non-income producing
    #  Seven-day yield
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 1.32% of net assets.
  ADR  American depository receipt
  ADS  American depository share
  GDR  Global depository receipt
  GDS  Global depository share
  HKD  Hong Kong dollar
  USD  U.S. dollar

  The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------                      October 31, 1999
    STATEMENT OF ASSETS AND LIABILITIES
    -----------------------------------
                                                                In thousands

  Assets
  Investments in securities, at value (cost $98,021)           $     107,535
  Other assets                                                         9,600
  Total assets                                                       117,135

 Liabilities
  Total liabilities                                                    8,717
  NET ASSETS                                                   $     108,418

  Net Assets Consist of:
  Accumulated net realized gain/loss - net of distributions    $     (23,240)
  Net unrealized gain (loss)                                           9,042
  Paid-in-capital applicable to 9,784,954 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of
  the Corporation authorized                                         122,616

  NET ASSETS                                                   $     108,418

  NET ASSET VALUE PER SHARE                                    $       11.08

The accompanying notes are an integral part of these financial statements.

================================================================================
T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------
    STATEMENT OF OPERATIONS
    -----------------------
                                                                In thousands
                                                                     Year
                                                                    Ended
                                                                 10/31/99
==Investment=Income
    Dividend (net of foreign taxes of $117)                 $       1,245
    Interest                                                          186
----------------------------------------------------------------------------
    Total income                                                    1,431
----------------------------------------------------------------------------
  Expenses
    Investment management                                             962
    Shareholder servicing                                             341
    Custody and accounting                                            146
    Prospectus and shareholder reports                                 47
    Legal and audit                                                    24
    Registration                                                       18
    Directors                                                           5
    Miscellaneous                                                      12
----------------------------------------------------------------------------
  Total expenses                                                    1,555
----------------------------------------------------------------------------
  Net investment income                                              (124)
----------------------------------------------------------------------------
  Realized=and=Unrealized=Gain=(Loss)
  Net realized gain (loss)
    Securities (net of foreign taxes of $34)                         (348)
    Foreign currency transactions                                    (244)

    Net realized gain (loss)                                         (592)
    Change in net unrealized gain or loss on securities
      (net of deferred foreign taxes of $462)                      29,048

  Net realized and unrealized gain (loss)                          28,456

  INCREASE (DECREASE) IN NET

  ASSETS FROM OPERATIONS                                    $      28,332

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------
    STATEMENT OF CHANGES IN NET ASSETS
    ----------------------------------
                                                                In thousands

                                                               Year
                                                              Ended
                                                           10/31/99     10/31/98
  Increase (Decrease) in Net Assets
  Operations
    Net investment income                               $     (124)   $     473
    Net realized gain (loss)                                  (592)     (23,172)
    Change in net unrealized gain or loss                   29,048       (6,088)
--------------------------------------------------------------------------------
    Increase (decrease) in net assets from operations       28,332      (28,787)
--------------------------------------------------------------------------------
  Distributions to shareholders
    Net investment income                                     (352)           -
    Net realized gain                                            -       (1,562)
--------------------------------------------------------------------------------
    Decrease in net assets from distributions                 (352)      (1,562)
--------------------------------------------------------------------------------
  Capital share transactions *
    Shares sold                                             44,491       33,862
    Distributions reinvested                                   332        1,518
    Shares redeemed                                        (34,186)     (54,808)
    Redemption fees received                                    49          244
--------------------------------------------------------------------------------
    Increase (decrease) in net assets from capital
    share transactions                                      10,686      (19,184)
--------------------------------------------------------------------------------
  Net Assets
  Increase (decrease) during period                         38,666      (49,533)
  Beginning of period                                       69,752      119,285

  End of period                                         $  108,418    $  69,752
================================================================================
*Share information
    Shares sold                                              4,500        3,277
    Distributions reinvested                                    42          133
    Shares redeemed                                         (3,529)      (5,401)
--------------------------------------------------------------------------------
    Increase (decrease) in shares outstanding                1,013       (1,991)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------                      October 31, 1999
NOTES TO FINANCIAL STATEMENTS
================================================================================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Emerging Markets Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1995.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Emerging Markets At October 31, 1999, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At October 31, 1999, the value of loaned securities was $4,596,000; aggregate collateral consisted of $4,621,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $58,078,000 and $50,352,000, respectively, for the year ended October 31, 1999.

================================================================================
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 1999, the fund has capital loss carryforwards for federal income tax purposes of $23,125,000, of which $22,811,000 expires in 2006 and $314,000 expires in 2007. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

================================================================================
 Undistributed net investment income                     $        168,000
 Undistributed net realized gain                                  431,000
 Paid-in-capital                                                 (599,000)
================================================================================

     At October 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $98,021,000. Net unrealized gain aggregated $9,514,000 at period-end, of which $23,290,000 related to appreciated investments and $13,776,000 to depreciated investments.

================================================================================
NOTE 4 - FOREIGN TAXES
================================================================================

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accured by the fund and withheld from dividend and interest income.

     Gains realized upon disposition of Indian securities held by the fund are subject to capital gains tax in India. The tax on realized gains is paid prior to repratriation of sales proceeds. A deferred tax liability is accrued on net unrealized gains, which totaled $462,000 at October 31, 1999.

================================================================================
NOTE 5 - RELATED PARTY TRANSACTIONS
================================================================================

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $107,000 was payable at October 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager was required to bear any expenses through October 31, 1999, which would cause the fund's ratio of total expenses to average net assets to exceed 1.75%. Thereafter, through October 31, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.75%. Pursuant to this agreement, $57,000 of unaccrued 1998-1999 fees were repaid during the year ended October 31, 1999.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $385,000 for the year ended October 31, 1999, of which $42,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 2.6% of the outstanding shares of the fund at October 31, 1999. For the year then ended, the fund was allocated $12,000 of Spectrum expenses, $2,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1999, totaled $123,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended October 31, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $10,023,000 with certain affiliates of the manager and paid commissions of $37,000 related thereto.
================================================================================

T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------
    REPORT OF INDEPENDENT ACCOUNTANTS
    ---------------------------------

TO THE BOARD OF DIRECTORS T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND SHAREHOLDERS OF EMERGING MARKETS STOCK FUND

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
November 17, 1999

================================================================================
T. Rowe Price Emerging Markets Stock Fund
-----------------------------------------

Tax Information (Unaudited) for the Tax Year Ended 10/31/99

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund will pass through foreign source income of $153,000 and foreign taxes paid of $153,000.

================================================================================

T. ROWE PRICE SHAREHOLDER SERVICES
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------
               KNOWLEDGEABLE SERVICE REPRESENTATIVES
               -------------------------------------
               BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

               IN PERSON  Available  in T.  Rowe  Price
          Investor Centers.

               ACCOUNT SERVICES
               ----------------
               CHECKING AVAILABLE on most fixed income funds ($500 minimum).

               AUTOMATIC   INVESTING   From  your  bank
          account or paycheck.

               AUTOMATIC     WITHDRAWAL      Scheduled,
          automatic redemptions.

               DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

               AUTOMATED  24-HOUR  SERVICES   Including
          Tele*AccessRegistration  Mark and the T. Rowe
          Price  Web  site  on the  Internet.  Address:
          www.troweprice.com

               BROKERAGE SERVICES*
               -------------------
               INDIVIDUAL  INVESTMENTS  Stocks,  bonds,
          options,    precious   metals,    and   other
          securities at a savings over full-service commission rates. **

               INVESTMENT INFORMATION
               ----------------------
               COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

               SHAREHOLDER   REPORTS   Fund   managers'
          reviews of their strategies and results.

               T.   ROWE   PRICE    REPORT    Quarterly
          investment newsletter discussing markets and financial strategies.

               PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

               INSIGHTS    Educational    reports    on
          investment strategies and financial markets.

               INVESTMENT  GUIDES Asset Mix  Worksheet,
          College Planning Kit, Diversifying  Overseas:
          A Guide to International Investing,  Personal
          Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

          *         T.  Rowe  Price   Brokerage   is  a
                    division    of   T.   Rowe    Price
                    Investment  Services,  Inc., Member
                    NASD/SIPC.

          **        Based on a  September  1999  survey
                    for  representative-assisted  stock
                    trades.  Services vary by firm, and
                    commissions  may vary  depending on
                    size of order.

================================================================================
T. Rowe Price Mutual Funds
--------------------------
STOCK FUNDS
-----------
DOMESTIC
--------
Blue Chip Growth
Capital Appreciation
Capital Opportunity

Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock

Health Sciences
Media &  Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Stock
European Stock
Global  Stock
International  Discovery
International  Growth  &  Income
International  Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------
DOMESTIC TAXABLE
----------------
Corporate  Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury  Intermediate
U.S.  Treasury  Long-Term

DOMESTIC TAX-FREE
-----------------
California  Tax-Free Bond
Florida  Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free Bond
New Jersey  Tax-Free Bond
New  York  Tax-Free  Bond
Summit   Municipal   Income
Summit   Municipal Intermediate
Tax-Free High Yield
Tax-Free  Income
Tax-Free  Intermediate  Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS
------------------
TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
--------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
-------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
---------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors.

     Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by SECURITY BENEFIT LIFE INSURANCE COMPANY. In New York, it [#FSB201(11-96)] is issued by FIRST SECURITY BENEFIT LIFE INSURANCE COMPANY of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site

BALTIMORE AREA
Downtown
101 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

TAMPA
4200 West Cypress Street
10th  Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         F05-050  10/31/99